Exhibit 32.1

Certification required by Rule 13a-14(a) or Rule 15d-14(b)

and section 906 of the Sarbanes-Oxley Act of 2002,

18 U.S.C. Section 1350

I,  Eunice Campbell, Chief Financial Officer of Metaline Mining and Leasing Company, certify that:

1.

This quarterly report on Form 10-QSB/A of Metaline Mining and Leasing Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Metaline Mining and Leasing Company

Date: May 26, 2004

/s/ Eunice Campbell

________________________________

Eunice Campbell, Principal Financial Officer

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